UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2014

MICHAEL KORS HOLDINGS LIMITED

(Exact name of Registrant as Specified in its Charter)

001-35368
(Commission File Number)

British Virgin Islands		N/A
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification No.)

33 Kingsway

London, United Kingdom

WC2B 6UF

(Address of Principal Executive Offices)

44 79 6437 8613

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 4, 2014, Michael Kors Holdings Limited (the “Company” or “Michael Kors”) issued a press release containing its unaudited financial results for its second fiscal quarter ended September 27, 2014. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 8.01	OTHER EVENTS.

On October 29, 2014, the Board of Directors of Michael Kors, a British Virgin Islands corporation, approved a proposal to move the Company’s principal executive office from Hong Kong to the United Kingdom and to become a U.K. tax resident. The Company will remain incorporated in the British Virgin Islands.

The Company has achieved tremendous international growth over the past several years. The Company believes that moving its principal executive office to the U.K. will better position Michael Kors to expand in Europe and internationally and to compete more effectively with other international luxury brands.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.

99.1	Press release issued by Michael Kors Holdings Limited, dated November 4, 2014.

The attached Exhibit is furnished to comply with Item 2.02 and Item 9.01 of Form 8-K. The attached Exhibit is not to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall the attached Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 (except as shall be expressly set forth by specific reference in such filing).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MICHAEL KORS HOLDINGS LIMITED

Date: November 4, 2014	By:	/s/ Joseph B. Parsons
	Name:	Joseph B. Parsons
	Title:	Executive Vice President, Chief Financial Officer, Chief Operating Officer & Treasurer